SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 31, 2004

                        Commission File Number: 000-50146

                        Tornado Gold International Corp.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

Nevada                                                              94-3409645
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(State of incorporation or organization)    (I.R.S. Employer Identification No.)

3841 Amador Way, Reno, Nevada                                             89502
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(Address of principal executive offices)                             (Zip Code)


                                 (775) 827-2324
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act(17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))


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ITEM 5.03 CHARTER/BYLAW AMENDMENTS

On August 25, 2004, Tornado Gold International Corp., a Nevada corporation (the "Registrant") filed an amendment to its Articles of Incorporation with the Secretary of State of Nevada to effectuate an increase in its authorized stock to 100,000,000 shares of common stock. That certificate of amendment is attached hereto as Exhibit 3.1.


ITEM 8.01 OTHER EVENTS

STOCK SPLIT. On August 18, 2004, the Registrant's Board of Directors approved a
6.8181818 for 1 stock split of the Registrant's issued and outstanding common stock which shall be effectuated through a dividend of 5.818181818 shares for each share of common stock outstanding as of the record date. The Registrant's intent of the stock split is to increase the marketability and liquidity of its common stock and hopefully increase the value of its common stock. The dividend will be payable on August 31, 2004 for shareholders of record on August 30, 2004. After the split, the total number of the Registrant's issued and outstanding shares of common stock will be 45,000,000 shares. The Registrant's common stock will continue to be $0.001 par value. Fractional shares will be rounded upward. This action was facilitated by a recent change to the Registrant's Articles of Incorporation, increasing the Registrant's authorized stock to 100,000,000 shares of common stock, which was given effect on August 25, 2004 by filing a certificate of amendment with the Nevada Secretary of State. That certificate of amendment is attached hereto as Exhibit 3.1.

ITEM 9.01 Financial Statements and Exhibits

(c)  Exhibit Number                     Description


EX-3.1   Certificate of Amendment to Articles of Incorporation




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           Tornado Gold International Corp.


August 30, 2004                       By:  /s/ Earl W. Abbott
                                           -----------------------------------
                                           Earl W. Abbott, President and
                                           Chief Executive Officer